UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2011

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On September 6, 2011, International Paper Company (“International Paper”), Temple-Inland Inc. (“Temple-Inland”) and Metal Acquisition Inc., a wholly owned subsidiary of International Paper (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Temple-Inland (the “Merger”). As a result of the Merger, Merger Sub will cease to exist, and Temple-Inland will survive as a wholly owned subsidiary of International Paper.

At the effective time of the Merger (the “Effective Time”), each share of Temple-Inland common stock issued and outstanding immediately prior to the Effective Time (other than shares owned by International Paper, Merger Sub, Temple-Inland or any of their respective subsidiaries, or shares owned by stockholders who have perfected, and not withdrawn a demand for or lost the right to, appraisal rights under Delaware law) will be converted into the right to receive $32.00 in cash, without interest (the “Per Share Merger Consideration”).

Pursuant to the Merger Agreement, as of the Effective Time, each stock option to purchase shares of the Company’s common stock that is outstanding and unexercised immediately prior to the Effective Time will become fully vested, and converted into the right to receive, immediately after the Effective Time (without interest) a cash payment in an amount equal to the product of (x) the total number of the shares of the Company’s common stock issuable upon exercise of such option, and (y) the excess, if any, of (A) the Per Share Merger Consideration over (B) the exercise price per share subject to the option, less any applicable taxes. As of the Effective Time, each award of restricted stock that is outstanding and unvested immediately prior to the Effective Time will become fully vested and converted into the right to receive $32.00 in cash, less applicable taxes.

The completion of the Merger is subject to customary conditions, including, without limitation, (i) the approval of the Merger by Temple-Inland’s stockholders; (ii) expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) receipt of other required antitrust approvals.

The Merger Agreement contains certain termination rights for Temple-Inland and International Paper. Upon termination of the Merger Agreement under certain circumstances, Temple-Inland may be required to pay International Paper a termination fee of $105.0 million. In addition, upon termination of the Merger Agreement in certain circumstances related to failure to obtain antitrust approvals, International Paper may be required to pay Temple-Inland a termination fee of $200.0 million.

The above description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The Merger Agreement will be filed as Exhibit 2.1 to a subsequent Form 8-K. A copy of the Press Release, announcing the execution of the Merger Agreement is furnished as Exhibit 99.1.

ADDITIONAL INFORMATION

In connection with the proposed merger, Temple-Inland will file a proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Temple-Inland at the SEC website at http://www.sec.gov. The proxy statement and other documents also may be obtained (after it has been filed with the SEC) for free from International Paper by directing such request to International Paper, Investor Relations, telephone at (800) 678-8715.

CERTAIN INFORMATION REGARDING PARTICIPANTS

International Paper and certain of its respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of International Paper’s directors and executive officers in International Paper’s Annual Report on Form 10-K for the year ended December 31, 2010 which was filed with the SEC on February 25, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April 8, 2011. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Temple-Inland intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

FORWARD-LOOKING STATEMENTS

All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements. These statements reflect management’s current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) the receipt of Temple-Inland shareholder and regulatory approvals for the transaction and the successful fulfillment or waiver of all other closing conditions without unexpected delays or conditions; (ii) the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; (iii) increases in interest rates; (iv) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (v) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation, changes in tax laws and pension and health care costs; (vi) unanticipated expenditures related to the cost of compliance with existing and new environmental and other governmental regulations and to actual or potential litigation; and (vii) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any statements or information relating to this release or the offer described above, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in greater detail in the company’s SEC filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press release issued by International Paper Company, dated September 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: September 6, 2011		By:	/s/ SHARON R. RYAN
	Name:	Sharon R. Ryan
	Title:	Vice President, Acting General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

99.1	Press release issued by International Paper Company, dated September 6, 2011.

E-1